UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS
                              SAN ANTONIO DIVISION

CASE NAME:  Concord Energy Incorporated               Petition Date:  08/27/1998

                                                       CASE NUMBER: 98-54129-RBK

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: OCTOBER     YEAR  1998

                     MONTH                      SEPTEMBER 98   OCTOBER 98
--------------------------------------------------------------------------------
  REVENUES (MOR-6)                                      0           0
  INCOME BEFORE INT, DEPREC./ TAX (MOR-6)            (982)       (250)
  NET INCOME (LOSS) (MOR-6)                          (986)       (250)
  PAYMENTS TO INSIDERS (MOR-9)                          0           0
  PAYMENTS TO PROFESSIONALS (MOR-9)                     0           0
  TOTAL DISBURSEMENTS (MOR-8)                         195         250

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustees***

  -----------------------------------------------------------------------


     REQUIRED INSURANCE MAINTAINED
      AS OF SIGNATURE DATE                           EXP.
  ________________________________________          DATE
  CASUALTY       N/A        YES ( ) NO ( )      ___-___-___
  LIABILITY      N/A        YES ( ) NO ( )      ___-___-___
  VEHICLE        N/A        YES ( ) NO ( )      ___-___-___
  WORKER'S       N/A        YES ( ) NO ( )      ___-___-___

--------------------------------------------------------------------------------
  ATTORNEY NAME:  Deborah D. Williams
  FIRM:  Cox & Smith, Incorporated
  ADDRESS:  112 East Pecan
  ADDRESS:  Suite 1800
  CITY, STATE  ZIP:  San Antonio, Texas 78205
--------------------------------------------------------------------------------

                                   CIRCLE ONE

Are all accounts receivable being collected within terms?  Yes   (No)
Are all post-petition liabilities, including taxes, being paid within terms?
(Yes)  No
Have any pre-petition liabilities been paid? Yes (No) If so, describe: _________
____________________________________________________________________
Are all funds received being deposited into DIP bank accounts?  (Yes)  No
Were any assets disposed of outside the normal course of business?  Yes  (No)
If so, describe ________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?   (Yes)   No
What is the status of your Plan of Reorganization? Debtor has not yet filed a plan but is in the preliminary negotiations with various secured parties.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:  /s/ Scott S. Kalish
         -------------------------------------
                 (ORIGINAL SIGNATURE)

 TITLE:  Treasurer
         -------------------------------------

MOR-1                                                           Revised 07-01-98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                         COMPARATIVE BALANCE SHEETS

                                      FILING DATE *     MONTH        MONTH     MONTH  MONTH  MONTH  MONTH ASSETS
                                        08/27/98     SEPTEMBER 98  OCTOBER 98
----------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash                                           0            0            0
Accounts Receivable, Net                       0            0            0
Inventory:  Lower of Cost or Market            0            0            0
Prepaid Expenses                           50,000       50,000       50,000
Investments                                    0            0            0
Other                                          0            0            0
                                        ---------    ---------    ---------
TOTAL CURRENT ASSETS                       50,000       50,000       50,000
                                        ---------    ---------    ---------
PROPERTY, PLANT & EQUIP, @ COST                0            0            0
Less Accumulated Depreciation                  0            0            0
NET BOOK VALUE OF PP & E                       0            0            0
OTHER ASSETS:
  1.     Tax Deposits                          0            0            0
  2.     Investments in Subs            8,800,000    8,800,000    8,800,000
  3.     Organizational Costs               1,240        1,240        1,240
  4.     (attach list)
                                        ---------    ---------    ---------
         TOTAL ASSETS                   8,851,240    8,851,240    8,851,240
                                        =========    =========    =========

                  * Per Schedules and Statement of Affairs

MOR-2                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                           COMPARATIVE BALANCE SHEETS

                                          FILING DATE *     MONTH        MONTH     MONTH    MONTH    MONTH   MONTH
                                             08/27/98    SEPTEMBER 98  OCTOBER 98
------------------------------------------------------------------------------------------------------------------
  LIABILITIES & OWNERS
    EQUITY
  LIABILITIES
    POST PETITION LIABILITIES (MOR-4)                           982        1,232
    PRE-PETITION LIABILITIES:
      Notes Payable- Secured
      Priority Debt                           31,500         31,500       31,500
      Federal Income Tax                        0             0
      FICA/Withholding                          0             0
      Unsecured Debt                        3,841,314     3,841,314    3,841,314
      Other
                                            ---------     ---------    ---------
  TOTAL PRE-PETITION LIABILITIES            3,872,814     3,872,814    3,872,814
                                            ---------     ---------    ---------
  TOTAL LIABILITIES                         3,872,814     3,873,796    3,874,046
                                            ---------     ---------    ---------
  OWNER'S EQUITY (DEFICIT)
      PREFERRED STOCK
      COMMON STOCK                                605           605          605
    ADDITIONAL PAID-IN CAPITAL              6,688,322     6,688,322    6,688,322
    RETAINED EARNINGS:  Filing Date        (1,710,501)   (1,710,501)  (1,710,501)
    RETAINED EARNINGS: Post Filing Date                        (982)      (1,232)
                                            ---------     ---------    ---------
    TOTAL OWNER'S EQUITY (NET WORTH)        4,978,426     4,977,440    4,977,440
                                            ---------     ---------    ---------
    TOTAL LIABILITIES &
      OWNER'S EQUITY                        8,851,240     8,851,240    8,851,240
                                            =========     =========    =========

                    * Per Schedules and Statement of Affairs

MOR-3                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                      SCHEDULE OF POST-PETITION LIABILITIES

                                 MONTH       MONTH    MONTH  MONTH  MONTH  MONTH
                              SEPTEMBER 98 OCTOBER 98
--------------------------------------------------------------------------------
 TRADE ACCOUNTS PAYABLES          787         787
 TAX PAYABLE:

   Federal Payroll Taxes            0           0

   State Payroll & Sales            0           0

   Ad Valorem Taxes                 0           0

   Other Taxes                      0           0

 TOTAL TAXES PAYABLE                0           0

 SECURED DEBT POST-PETITION         0           0
 ACCRUED INTEREST PAYABLE
 *ACCRUED PROFESSIONAL FEES:
 OTHER ACCRUED LIABILITIES:
   1.

   2.  ADVANCE                    195          445

   3.
 TOTAL POST-PETITION              ---        -----
   LIABILITIES (MOR-3)            982        1,232
                                  ===        =====

* Payment Requires Court Approval

MOR-4                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                       AGING OF POST-PETITION LIABILITIES
                               MONTH OCTOBER 1998

   DAYS       TOTAL  TRADE ACCTS   FED TAXES  STATE TAXES   AD-VALOREM,    OTHER
                                                            OTHER TAXES
--------------------------------------------------------------------------------
   0-30        250         0                                                250
   31-60       982       787                                                195
   61-90
    91+
             -----       ---                                                ---
   TOTAL     1,232       787                                                445
             =====       ===                                                ===

                          AGING OF ACCOUNTS RECEIVABLE

   MONTH          SEPTEMBER 98  OCTOBER 98
--------------------------------------------------------------------------------
 0-30 DAYS            0             0
31-60 DAYS            0             0
61-90 DAYS            0             0
 91+ DAYS             0             0
                     ---           ---
   TOTAL              0             0
                     ===           ===

MOR-5                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                           STATEMENT OF INCOME (LOSS)

                                                                       FILING TO
  MONTH                           SEPTEMBER 98   OCTOBER 98              DATE
--------------------------------------------------------------------------------
REVENUES (MOR-1)                         0           0                    0
TOTAL COST OF REVENUES                   0           0                    0
                                       ----        ----                -------

GROSS PROFIT                             0           0                    0
                                       ----        ----                -------

OPERATING EXPENSES:

      Selling & Marketing                0           0                    0

      General & Administrative          982         250                 1,232

      Insiders Compensation              0           0                    0

      Professional Fees                  0           0                    0

      Other (attach list)                0           0                    0

                                       ----        ----                -------
TOTAL OPERATING EXPENSES                982         250                 1,232
                                       ----        ----                -------

INCOME BEFORE INT, DEPR/TAX (MOR-1)    (982)       (250)               (1,232)
INTEREST EXPENSE                         0           0                    0
DEPRECIATION
OTHER (INCOME) EXPENSES*
OTHER ITEMS **
TOTAL INT, DEPR & OTHER ITEMS            0           0                    0
                                       ----        ----                -------
NET INCOME BEFORE TAXES                (982)       (250)               (1,232)

FEDERAL INCOME TAXES
                                       ----        ----                -------
NET INCOME (LOSS) (MOR-1)              (982)       (250)               (1,232)
                                       ====        ====                =======

Accrual Accounting Required, Otherwise Footnote with Explanation.
*     Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK


                                                    MONTH       MONTH    MONTH     MONTH    MONTH    MONTH   FILING TO
                                                 SEPTEMBER 98 OCTOBER 98                                        DATE
----------------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND
    DISBURSEMENTS
    1.  CASH - BEGINNING OF MONTH                    195+         0                                                  195
   RECEIPTS:
    2.  CASH SALES                                    0           0                                                    0
    3.  COLLECTION OF ACCOUNTS RECEIVABLE             0           0                                                    0
    4.  LOANS & ADVANCES (attach list)                0           0                                                    0
    5.  SALE OF ASSETS                                0           0                                                    0
    6.  OTHER (ADVANCE FROM SUBSIDIARY
          INC. NEVADA)                                0         250                                                  250
                                                    ----       ----                                                 ----
     TOTAL RECEIPTS **                                          250                                                  250
                                                               ----                                                 ----
    (Withdrawal) Contribution by Individual
     Debtor MFR-2*

    DISBURSEMENTS:
    7.  NET PAYROLL                                   0           0                                                    0
    8.  PAYROLL TAXES PAID                            0           0                                                    0
    9.  SALES,USE & OTHER TAXES PAID                  0           0                                                    0
  10.  SECURED / RENTAL / LEASES                      0           0                                                    0
  11.  UTILITIES                                      0           0                                                    0
  12.  INSURANCE                                      0           0                                                    0
  13.  INVENTORY PURCHASES                            0           0                                                    0
  14.  VEHICLE EXPENSES                               0           0                                                    0
  15.  TRAVEL & ENTERTAINMENT                         0           0                                                    0
  16.  REPAIRS, MAINTENANCE & SUPPLIES                0           0                                                    0
  17.  ADMINISTRATIVE & SELLING                      195          0                                                  195
  18.  OTHER (attach list)                            0           0                                                    0
                                                    ----       ----                                                 ----
    TOTAL DISBURSEMENTS FROM OPERATIONS              195          0                                                  195
                                                    ----       ----                                                 ----
  19.  PROFESSIONAL FEES                              0           0                                                    0
  20.  U.S. TRUSTEE FEES                              0         250                                                  250
  21.  OTHER REORGANIZATION EXPENSES
       (ATTACH LIST)                                   0          0                                                    0
  TOTAL  DISBURSEMENTS**                             195          0                                                  445
                                                    ----       ----                                                 ----
  22.  NET CASH FLOW                                (195)         0                                                 (195)
                                                    ----       ----                                                 ----
  23.  CASH - END OF MONTH (MOR-2)                    0           0                                                    0
                                                    ====       ====                                                 ====

*     Applies to Individual debtor's only
** Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8
+     APPORTIONED FROM FUNDS ON ACCOUNT, MORE FULLY DESCRIBED ON MOR-8

MOR-7                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF OCTOBER

BANK NAME
ACCOUNT NUMBER                   #20053902   #        #
ACCOUNT TYPE                     OPERATING   PAYROLL  TAX   OTHER FUNDS    TOTAL
--------------------------------------------------------------------------------
BANK BALANCE                          236                                   236
DEPOSIT IN TRANSIT                      0                                     0
OUTSTANDING CHECKS                    250                                   250
ADJUSTED BANK BALANCE                 (12)                                  (12)
                                   ------                                ------
BEGINNING CASH - PER BOOKS          1,238                                 1,238
RECEIPTS                            5,481                                 5,481
TRANSFERS BETWEEN ACCOUNTS         (6,481)                               (6,481)
(WITHDRAWAL) CONTRIBUTION - BY
INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS            260                                   260
                                   ------                                ------
ENDING CASH - PER BOOKS               (12)                                  (12)
                                   ======                                ======

*** Numbers for the current month should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7.

MOR-8                                                           Revised 07/01/98

                              FOOTNOTES TO MOR - 8

* ALTHOUGH THIS ACCOUNT IS IN THE NAME OF THE DEBTOR, IT HAS HISTORICALLY BEEN USED AS AN OPERATING ACCOUNT FOR THE COMBINED ACTIVITIES OF THE DEBTOR, CONCORD ENERGY, INCORPORATED (DELAWARE) AND ITS WHOLLY OWNED SUBSIDIARY, CONCORD ENERGY, INC. (NEVADA), A NON-DEBTOR. THE BALANCES REFLECTED HEREIN ARE FUNDS BELONGING TO CONCORD ENERGY, INC. (NEVADA) AND, AS SUCH, ARE CONSIDERED ASSETS OF CONCORD ENERGY, INC. (NEVADA). ON OCTOBER 16, 1998, CONCORD ENERGY, INC. (NEVADA) ESTABLISHED A NEWLY CREATED ACCOUNT FOR ITS OPERATIONAL ACTIVITY.

** REPRESENTS RECEIPT OF NON-DEBTOR, CONCORD ENERGY, INC. (NEVADA) NET OIL & GAS PRODUCTION REVENUES.

*** REPRESENTS TRANSFERS FROM NON-DEBTOR, CONCORD ENERGY, INC. (NEVADA) TO ANOTHER OF DEBTOR'S WHOLLY OWNED SUBSIDIARIES, INTEGRATED PETROLEUM SYSTEMS, INC., ALSO A NON-DEBTOR.

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS:  NAME/POSITION/       MONTH    MONTH   MONTH   MONTH  MONTH   MONTH
           COMP TYPE             SEPTEMBER OCTOBER
                                     98      98
--------------------------------------------------------------------------------
1.
2.
3.
4.
5.
6.
                                    ---      ---
TOTAL INSIDERS (MOR-1)               0        0
                                    ===      ===

      PROFESSIONALS                MONTH    MONTH   MONTH   MONTH   MONTH  MONTH
     NAME/ORDER DATE             SEPTEMBER OCTOBER
                                    98       98
--------------------------------------------------------------------------------
1.
2.
3.
4.
5.
6.
                                    ---      ---
TOTAL PROFESSIONALS (MOR-1)          0        0
                                    ===      ===

MOR-9                                                          Revised 07/01/98